Exhibit 99.2

RESIGNATION OF

ANTONIO TREMINIO

from

THE BOARD OF DIRECTORS

of

SELECT-TV SOLUTIONS INC.

The following is a true copy of the resignation of a Director of the Corporation, executed this 29th day of August, 2014.

I, ANTONIO TREMINIO, do hereby formally RESIGN as Director, and do hereby sever any and all official ties, duties, obligations, liabilities or any other corporate affiliation regarding Select-TV Solutions, Inc. and do hereby, by affixing, my signature hereto, officially as my last corporate act, DO HEREBY RESIGN.

DATED: 29th August 2014

/s/ Antonio Treminio

ANTONIO TREMINIO, Director

Select-TV Solutions, Inc.